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                                   VEL ACCOUNT
                                 VEL II ACCOUNT
                                GROUP VEL ACCOUNT
                              SEPARATE ACCOUNT IMO
                               INHEIRITAGE ACCOUNT

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

     SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
                                 APRIL 30, 2004
                (SUPERCEDING SUPPLEMENT DATED SEPTEMBER 30, 2004)

                                      * * *

Effective July 30, 2004, the investment objective of the Delaware VIP Trust under the section entitled "INVESTMENT OBJECTIVES AND POLICIES" is amended to read in its entirety as follows:

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES - seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

For more information, see the Prospectus Supplement for Delaware VIP Trust dated May 27, 2004.

                                      * * *

Effective September 24, 2004, Delaware Management Company replaced Delaware International Advisers Ltd. as the investment manager of the Delaware VIP International Value Equity Series of the Delaware VIP Trust. As of September 24, 2004, throughout the prospectuses any references to Delaware International Advisers Ltd. are deleted, and replaced by inserting references to Delaware Management Company. Mondrian Investment Partners Ltd. ("Mondrian") will serve as the sub-advisor for the Series.

For more information, see the Prospectus Supplement for Delaware VIP Trust dated September 24, 2004.

                                      * * *


SUPPLEMENT DATED OCTOBER 12, 2004

AFLIAC VEL '87/'91
AFLIAC VEL Plus
AFLIAC/FAFLIC VEL '93
AFLIAC/FAFLIC Group VEL
AFLIAC Allmerica VUL 2001
AFLIAC/FAFLIC Variable Inheiritage